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                    MITCHELL HUTCHINS LIR SELECT MONEY FUND
   SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 2000


                                                                   March 5, 2001

Dear Investor,

     The address for the transfer and dividend agent which appears on page 23 under the caption "Custodian; Transfer and Dividend Agent" is changed to the following: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. State Street Bank and Trust Company ("State Street"), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, is now the fund's custodian. References to The Bank of New York ("BONY") under "Valuation of Shares" on page 20 are revised to refer to State Street.

(THIS SUPPLEMENT SUPERSEDES THE OCTOBER 2, 2000, SUPPLEMENT TO THE STATEMENT OF
                            ADDITIONAL INFORMATION.)


                                                                  Item # ZS-87